                                                                    Exhibit 10.7

                              TERMINATION AGREEMENT
                              ---------------------

         THIS TERMINATION  AGREEMENT (the  "AGREEMENT") is made and entered into effective as of November ___, 2005, by and between ENCLAVES GROUP,  INC., (F/K/A
ALLIANCE  TOWERS,  INC.) a Delaware  corporation  (the  "COMPANY"),  and CORNELL
CAPITAL PARTNERS, LP, a Delaware limited partnership (the "INVESTOR").

                                    RECITALS:

         WHEREAS,  the Company and the Investor  entered into an Standby  Equity
Distribution  Agreement  (the "STANDBY  EQUITY  DISTRIBUTION");  a  Registration
Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT"); an Escrow Agreement (the
"ESCROW   AGREEMENT");   a  Placement  Agent  Agreement  (the  "PLACEMENT  AGENT
AGREEMENT");  and Compensation Debenture (the "COMPENSATION DEBENTURE"),  all of
which are dated May 25,  2004  (collectively,  the Standby  Equity  Distribution
Agreement,  the Registration Rights Agreement,  the Escrow Agreement,  Placement
Agent Agreement and  Compensation  Debenture are referred to as the "TRANSACTION
DOCUMENTS").

         NOW,  THEREFORE,  in  consideration  of the  promises  and  the  mutual promises,  conditions  and  covenants  contained  herein and in the  Transaction
Documents and other good and valuable consideration,  receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1.        TERMINATION.  Each of the  parties  to this  Agreement  hereby terminate the Transaction  Documents and the respective rights and  obligations  contained  therein.  As  a  result  of  this provision,  none of the  parties  shall  have  any  rights  or
                  obligations   under  or  with   respect  to  the   Transaction
                  Documents.

        2.        FEES.  The Investor shall retain all fees contained in Section
                  12.4 of the Standby Equity Distribution Agreement.

3.                COMPENSATION  DEBENTURE.  The Compensation Debenture dated May
                  25,  2004  in the  principal  amount  of Four  Hundred  Ninety
                  Thousand Dollars  ($490,000) is hereby  terminated and none of the parties shall have any rights or obligations under or with respect to the  Compensation  Debenture.  The  Investor  shall return the  original  Compensation  Debenture  to the  Company within ten (10) days of this Agreement.

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         IN  WITNESS  WHEREOF,  the  parties  have  signed  and  delivered  this
Termination Agreement on the date first set forth above.

ENCLAVES GROUP, INC.                   CORNELL CAPITAL PARTNERS, LP

By:/s/ Daniel G. Hayes
   ----------------------------        By: Yorkville Advisors, LLC
Name:    Daniel G. Hayes               Its: General Partner
Title:   President & CEO
                                       By: /s/ Mark A. Angelo
                                          --------------------------------------
                                       Name:    Mark A. Angelo
                                       Title:   Portfolio Manager